Schedule 3(e):  Cash current accounts as of December 31, 2002.


   Company                                                     Counterparty                                                    ISO
-----------------------------------------------------------------------------------------------------------------------------------
Affival S.A.                                                   Banque Scalbert Dupont                                          EUR


ASTA Medica GmbH                                               Zentaris AG                                                     EUR


BKN Byggekemi AB                                               Foreningsbanken Ab                                              SEK


Degussa AG                                                     Bay. Hypo-Vereinsbank AG                                        EUR


Degussa AG                                                     Commerzbank AG                                                  EUR


Degussa AG                                                     Dresdner Bank AG                                                EUR


Degussa AG                                                     E.ON Aktiengesellschaft                                         EUR

Degussa AG                                                     HD Ceracat GmbH                                                 EUR

Degussa AG                                                     Huls-Nederland B.V.                                             EUR

Degussa AG                                                     Stockhausen Iberica                                             EUR

Degussa AG                                                     Thai Aerosil Co. Ltd.                                           THB

Degussa AG                                                     Westgas Verwaltungsgesellschaft mbH                             EUR

Degussa Australia Pty. Ltd.                                    Citibank                                                        AUD


Degussa Brasil Ltda.                                           Banco Itau S.A.                                                 BRL


Degussa Brasil Ltda.                                           Unibanco S.A.                                                   BRL


Degussa Canada Inc.                                            Royal Bank of Canada                                            CAD


Degussa Coatings & Colorants Pty. Ltd.                         Citibank                                                        AUD


Degussa Corporation                                            Citibank, N.A.                                                  USD


Degussa Corporation                                            Degussa Carbon Black, LLC                                       USD

Degussa Flavor & Fruit Systems France SAS                      Societe Generale                                                USD


Degussa Italia S.p.A.                                          Deutsche Bank S.p.A.                                            EUR


Degussa Texturant Systems Benelux B.V.                         ABN Amro Bank N.V.                                              EUR


Degussa Texturant Systems Espana S.A.                          Banco Santander Central Hispano SA                              EUR


Degussa Texturant Systems France SAS                           BNP Paribas SA                                                  USD


Degussa Texturant Systems France SAS                           Societe Generale                                                USD


Degussa Texturant Systems Japan KK                             Sanwa Bank, Ltd.                                                JPY


Degussa UK Holdings Limited                                    Degussa UK Benefits Services Ltd.                               GBP

E.ON Aktiengesellschaft                                        Commerzbank AG                                                  EUR

E.ON Aktiengesellschaft                                        Commerzbank AG                                                  HUF

E.ON Aktiengesellschaft                                        Deutsche Bank AG                                                EUR

E.ON Aktiengesellschaft                                        Landeskreditbank Baden-Wuerttemberg                             EUR

E.ON Aktiengesellschaft                                        3rd parties                                                     EUR

E.ON Aktiengesellschaft                                        AV Packaging ex. VICA Connect Beteiligungsgesellschaft mb       EUR

E.ON North America Inc.                                        VEBA Oil Supply and Trading Inc.                                USD

ESM Group, Inc.                                                Royal Bank of Canada                                            CAD


HIBERNIA Industriewerte GmbH                                   Commerzbank AG                                                  EUR


HIBERNIA Industriewerte GmbH                                   Deutsche Bank AG                                                USD


HIBERNIA Industriewerte GmbH                                   ERKA Vermogensverwaltungsgesellschaft mbH vorm.                 EUR
                                                               Reichs-Kredit-Gesellschaft

HIBERNIA Industriewerte GmbH                                   Projektgemeinschaft Humboldtpark Munchen II GbR                 EUR

Hoeka B.V.                                                     ABN Amro Bank N.V.                                              EUR


Laporte Amalgamation plc                                       Syncserv Ltd.                                                   GBP

MAC Modern Advanced Concrete S.p.A.                            Cariplo                                                         EUR

Master Builders Technologies Egypt                             Banking Corporation Limited                                     EGP
for Construction Chemicals SAE

MBT (Malaysia) Sdn. Bhd.                                       Deutsche Bank AG                                                MYR


MBT (Malaysia) Sdn. Bhd.                                       Hongkong and Shanghai Banking Corporation Limited               MYR


MBT (Malaysia) Sdn. Bhd.                                       Maybank International (L) Ltd                                   MYR


MBT (Malaysia) Sdn. Bhd.                                       3rd parties.                                                    MYR


MBT (Malaysia) Sdn. Bhd.                                       RHB Bank                                                        MYR


MBT (Malaysia) Sdn. Bhd.                                       3rd parties                                                     MYR


MBT (Singapore) Pte. Ltd.                                      Development Bank of Singapore (Dbs)                             SGD


MBT Brasil Industria e. Comercio Ltda.                         Banco Itau S.A.                                                 BRL


MBT Colombia S.A.                                              3rd parties.                                                    COP


MBT de Venezuela S.A.                                          Banco Mercantil C.A.                                            VEB


MBT de Venezuela S.A.                                          Banco Provincial                                                VEB


MBT Unicon Sociedad Anonima                                    3rd parties.                                                    USD


MBT Unicon Sociedad Anonima                                    Standard Chartered Bank                                         USD


Meges Boya Sanayi Ve Ticaret A.S.                              Oyak Bank A.S.                                                  TRL


NMB Co Ltd.                                                    Bank of Tokyo, Ltd.                                             JPY


Oxeno Antwerpen N.V.                                           Bank Brussel Lambert N.V.                                       USD


Oxeno Antwerpen N.V.                                           Commerzbank AG                                                  USD


Oxeno Olefinchemie GmbH                                        Deutsche Bank AG                                                USD


Proligo LLC                                                    Citibank, N.A.                                                  USD


Raylo Chemicals Inc.                                           Toronto Dominion Bank                                           CAD


Rexim S.A.                                                     BNP Paribas SA                                                  EUR


Rexim S.A.                                                     BNP Paribas SA                                                  USD


Rohm GmbH & Co. KG                                             ROHM Ltd.                                                       GBP

SKW MBT Hungary Construction Systems                                                                                           HUF
Production & Distribution Co Ltd.                             Commerzbank (Budapest)Rt

SKW-MBT Stavebni Hmoty S. r. o.                                Commerzbank AG                                                  CZK


Stollberg do Brasil                                            Banco do Brasil S.A.                                            BRL


Stollberg India Private Ltd.                                   Deutsche Bank AG, India                                         INR


Systems Bio-Industries Maroc S.A.                              Societe Generale Alsacienne De Banque                           EUR


Thai Master Builders Co. Ltd.                                  BNP Paribas SA                                                  THB


United Silica (Siam) Ltd.                                      Thai Farmers Bank                                               THB


Viterra AG                                                     HIBERNIA Industriewerte GmbH                                    EUR

Viterra Baupartner Polska                                      Deutsche Bank Polska                                            PLN
Spolka z.o.o. Gewerbe

Viterra Energy Services Inc.                                   E.ON North America Inc.                                         USD

Viterra Energy Services Ltd.                                   Lloyds bank plc                                                 GBP


                                                Form of transaction and
   Company                                      PUHCA authorization                             Amount [ISO]        Amount [USD]
------------------------------------------------------------------------------------------------------------------------------------
Affival S.A.                                    Cash current account -                           -1,236,268.00      -1,288,438.51
                                                Rule 52

ASTA Medica GmbH                                Cash current account -                          -22,579,649.00     -23,532,510.19
                                                Rule 52

BKN Byggekemi AB                                Cash current account -                             -402,000.00         -45,759.45
                                                Rule 52

Degussa AG                                      Cash current account -                             -805,562.52        -839,557.26
                                                Rule 52

Degussa AG                                      Cash current account -                           -4,071,355.21      -4,243,166.40
                                                Rule 52

Degussa AG                                      Cash current account -                          -15,924,000.00     -16,595,992.80
                                                Rule 52

Degussa AG                                      Cash current account - HCAR 27539              -436,103,000.00    -454,506,546.60

Degussa AG                                      Cash current account - HCAR 27539                   -42,000.00         -43,772.40

Degussa AG                                      Cash current account - HCAR 27539                -3,003,000.00      -3,129,726.60

Degussa AG                                      Cash current account - HCAR 27539                   -65,000.00         -67,743.00

Degussa AG                                      Cash current account - HCAR 27539              -240,000,000.00      -5,535,029.87

Degussa AG                                      Cash current account - HCAR 27539                   -33,000.00         -34,392.60

Degussa Australia Pty. Ltd.                     Cash current account -                           -1,301,278.00        -732,482.81
                                                Rule 52

Degussa Brasil Ltda.                            Cash current account -                           -4,658,929.82      -1,314,808.90
                                                Rule 52

Degussa Brasil Ltda.                            Cash current account -                          -17,135,722.78      -4,835,917.61
                                                Rule 52

Degussa Canada Inc.                             Cash current account -                           -1,553,000.00        -988,057.26
                                                Rule 52

Degussa Coatings & Colorants Pty. Ltd.          Cash current account -                              -64,251.00         -36,166.56
                                                Rule 52

Degussa Corporation                             Cash current account -                             -191,555.00        -191,555.00
                                                Rule 52

Degussa Corporation                             Cash current account - HCAR 27539               -10,963,426.00     -10,963,426.00

Degussa Flavor & Fruit Systems France SAS       Cash current account -                              -34,833.72         -34,833.72
                                                Rule 52

Degussa Italia S.p.A.                           Cash current account -                             -300,000.00        -312,660.00
                                                Rule 52

Degussa Texturant Systems Benelux B.V.          Cash current account -                             -236,000.00        -245,959.20
                                                Rule 52

Degussa Texturant Systems Espana S.A.           Cash current account -                              -16,363.54         -17,054.08
                                                Rule 52

Degussa Texturant Systems France SAS            Cash current account -                              -11,228.54         -11,228.54
                                                Rule 52

Degussa Texturant Systems France SAS            Cash current account -                              -18,370.59         -18,370.59
                                                Rule 52

Degussa Texturant Systems Japan KK              Cash current account -                          -19,000,000.00        -159,344.97
                                                Rule 52

Degussa UK Holdings Limited                     Cash current account - HCAR 27539                  -194,464.67        -311,801.66

E.ON Aktiengesellschaft                         Cash current account - HCAR 27539                -4,765,334.20      -4,966,431.30

E.ON Aktiengesellschaft                         Cash current account - HCAR 27539                      -319.68              -1.41

E.ON Aktiengesellschaft                         Cash current account - HCAR 27539                   -15,045.95         -15,680.89

E.ON Aktiengesellschaft                         Cash current account - HCAR 27539                   -23,112.13         -24,087.46

E.ON Aktiengesellschaft                         Cash current account - HCAR 27539                  -165,164.99        -172,134.95

E.ON Aktiengesellschaft                         Cash current account                           -475,589,000.00    -495,658,855.80

E.ON North America Inc.                         Cash current account - HCAR 27539                -8,417,124.78      -8,417,124.78

ESM Group, Inc.                                 Cash current account -                              -47,392.00         -30,151.97
                                                Rule 52

HIBERNIA Industriewerte GmbH                    Cash current account -                           -1,437,616.19      -1,498,283.59
                                                Rule 52

HIBERNIA Industriewerte GmbH                    Cash current account -                             -239,816.30        -239,816.30
                                                Rule 52

HIBERNIA Industriewerte GmbH                    Cash current account - HCAR 27539                   -91,000.00         -94,840.20

HIBERNIA Industriewerte GmbH                    Cash current account - HCAR 27539                  -633,000.00        -659,712.60

Hoeka B.V.                                      Cash current account -                             -623,211.00        -649,510.50
                                                Rule 52

Laporte Amalgamation plc                        Cash current account - HCAR 27539                -1,508,012.50      -2,417,924.04

MAC Modern Advanced Concrete S.p.A.             Cash current account - HCAR 27539                  -213,000.00        -221,988.60

Master Builders Technologies Egypt              Cash current account -                           -3,203,673.00        -693,146.94
for Construction Chemicals SAE                  Rule 52

MBT (Malaysia) Sdn. Bhd.                        Cash current account -                           -3,271,000.00        -859,673.74
                                                Rule 52

MBT (Malaysia) Sdn. Bhd.                        Cash current account -                             -426,000.00        -111,959.95
                                                Rule 52

MBT (Malaysia) Sdn. Bhd.                        Cash current account -                           -2,891,000.00        -759,803.35
                                                Rule 52

MBT (Malaysia) Sdn. Bhd.                        Cash current account -                           -1,159,000.00        -304,604.67
                                                Rule 52

MBT (Malaysia) Sdn. Bhd.                        Cash current account -                             -495,000.00        -130,094.31
                                                Rule 52

MBT (Malaysia) Sdn. Bhd.                        Cash current account -                              -35,000.00          -9,198.59
                                                Rule 52

MBT (Singapore) Pte. Ltd.                       Cash current account -                             -813,000.00        -468,307.41
                                                Rule 52

MBT Brasil Industria e. Comercio Ltda.          Cash current account -                             -563,000.00        -158,885.72
                                                Rule 52

MBT Colombia S.A.                               Cash current account -                         -444,444,000.00        -155,194.79
                                                Rule 52

MBT de Venezuela S.A.                           Cash current account -                         -225,000,000.00        -160,808.48
                                                Rule 52

MBT de Venezuela S.A.                           Cash current account -                          -90,000,000.00         -64,323.39
                                                Rule 52

MBT Unicon Sociedad Anonima                     Cash current account -                             -373,028.00        -373,028.00
                                                Rule 52

MBT Unicon Sociedad Anonima                     Cash current account -                             -552,794.00        -552,794.00
                                                Rule 52

Meges Boya Sanayi Ve Ticaret A.S.               Cash current account -                   -2,006,338,000,000.00      -1,220,668.69
                                                Rule 52

NMB Co Ltd.                                     Cash current account -                          -15,000,000.00        -125,798.66
                                                Rule 52

Oxeno Antwerpen N.V.                            Cash current account -                                   -7.65              -7.65
                                                Rule 52

Oxeno Antwerpen N.V.                            Cash current account -                               -2,993.40          -2,993.40
                                                Rule 52

Oxeno Olefinchemie GmbH                         Cash current account -                             -245,625.00        -245,625.00
                                                Rule 52

Proligo LLC                                     Cash current account -                             -780,427.00        -780,427.00
                                                Rule 52

Raylo Chemicals Inc.                            Cash current account -                              -71,406.16         -45,430.38
                                                Rule 52

Rexim S.A.                                      Cash current account -                           -1,821,807.33      -1,898,687.60
                                                Rule 52

Rexim S.A.                                      Cash current account -                             -438,139.89        -438,139.89
                                                Rule 52

Rohm GmbH & Co. KG                              Cash current account - HCAR 27539                  -837,000.00      -1,342,032.92

SKW MBT Hungary Construction Systems            Cash current account -                         -146,819,000.00        -648,505.03
Production & Distribution Co Ltd.               Rule 52

SKW-MBT Stavebni Hmoty S. r. o.                 Cash current account -                          -17,000,000.00        -562,653.63
                                                Rule 52

Stollberg do Brasil                             Cash current account -                             -597,365.61        -168,584.13
                                                Rule 52

Stollberg India Private Ltd.                    Cash current account -                           -1,222,000.00         -25,497.38
                                                Rule 52

Systems Bio-Industries Maroc S.A.               Cash current account -                             -536,000.00        -558,619.20
                                                Rule 52

Thai Master Builders Co. Ltd.                   Cash current account -                           -8,986,000.00        -207,240.74
                                                Rule 52

United Silica (Siam) Ltd.                       Cash current account -                             -461,713.75         -10,648.33
                                                Rule 52

Viterra AG                                      Cash current account - HCAR 27539              -216,101,050.00    -225,220,514.31

Viterra Baupartner Polska                       Cash current account -                          -25,530,940.00      -6,651,255.01
Spolka z.o.o. Gewerbe                           Rule 52

Viterra Energy Services Inc.                    Cash current account - HCAR 27539                  -190,000.00        -190,000.00

Viterra Energy Services Ltd.                    Cash current account -                               -3,435.00          -5,507.63


                       Exchange Rates as per 31.12.2002
                    --------------------------------------
                    AUD/(euro)                     1.85150
                    BRL/(euro)                     3.69296
                    CAD/(euro)                     1.63810
                    CHF/(euro)                     1.45480
                    CNY/(euro)                     8.63860
                    COP/(euro)                 2,984.63333
                    CZK/(euro)                    31.48900
                    GBP/(euro)                     0.65000
                    HKD/(euro)                     8.12800
                    HUF/(euro)                   235.95000
                    INR/(euro)                    49.94900
                    JPY/(euro)                   124.27000
                    KRW/(euro)                 1,247.51000
                    MYR/(euro)                     3.96550
                    PHP/(euro)                    55.59400
                    PLN/(euro)                     4.00050
                    SGD/(euro)                     1.80930
                    THB/(euro)                    45.19000
                    TRL/(euro)             1,713,000.00000
                    TWD/(euro)                    36.35200
                    USD/(euro)                     1.04220
                    VEB/(euro)                 1,458.22530
                    VND/(euro)                16,056.31500

                           EXHIBIT F - SCHEDULE 3(e)